UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2008

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West San Fernando Street, San Jose, California  95113
717 Texas Avenue, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 7.01 — REGULATION FD DISCLOSURE
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 1, 2008, Calpine Corporation (“Calpine”) notified the administrative agent and the sub-agent in accordance with its Exit Credit Facility of its borrowing on October 2, 2008, of $725 million under the Exit Credit Facility’s $1.0 billion senior secured revolving facility. The borrowing will bear interest initially at the base rate (currently 5%) plus the applicable margin of 1.875%, and is payable quarterly. At the end of each interest period, the interest rate on the borrowing may be continued at the base rate plus the applicable margin, or converted to a LIBOR rate, plus a margin of 2.875%, at Calpine’s option. The borrowing matures on March 29, 2014, and may be prepaid prior to maturity without penalty. See Item 1.01 of Calpine’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 1, 2008, for a description of the terms and conditions of the Exit Credit Facility, as well as Note 8 of the Notes to Consolidated Financial Statements included in Calpine’s Annual Report on Form 10-K for the year ended December 31, 2007, and Note 7 of the Notes to Consolidated Condensed Financial Statements included in Calpine’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

The description of the terms of the Exit Credit Facility is qualified in its entirety by reference to the full text of such agreement, a copy of which is incorporated by reference as Exhibit 10.1 hereto.

ITEM 7.01 — REGULATION FD DISCLOSURE.

On October 1, 2008, Calpine Corporation issued the press release furnished herewith as Exhibit 99.1.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

10.1
Credit Agreement, dated as of January 31, 2008, among the Company, as borrower, Goldman Sachs Credit Partners L.P., Credit Suisse, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as co-documentation agents and as co-syndication agents, General Electric Capital Corporation, as sub-agent for the revolving lenders, Goldman Sachs Credit Partners L.P., as administrative agent and as collateral agent and each of the financial institutions from time to time party thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2008).

99.1	Calpine Corporation Press Release dated October 1, 2008.*
__________

*      Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Kenneth A. Graves
Kenneth A. Graves
Interim Corporate Controller and
Principal Accounting Officer

Date: October 1, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1
Credit Agreement, dated as of January 31, 2008, among the Company, as borrower, Goldman Sachs Credit Partners L.P., Credit Suisse, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as co-documentation agents and as co-syndication agents, General Electric Capital Corporation, as sub-agent for the revolving lenders, Goldman Sachs Credit Partners L.P., as administrative agent and as collateral agent and each of the financial institutions from time to time party thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2008).

99.1	Calpine Corporation Press Release dated October 1, 2008.*
__________

*      Furnished herewith.

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